                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                       FORM 8-K

                              CURRENT REPORT PURSUANT TO
                              SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT:  FEBRUARY 2, 1998


                        DAYTON HUDSON RECEIVABLES CORPORATION
                (Exact name of registrant as specified in its charter)

                                      MINNESOTA
                    (State or other jurisdiction of incorporation)



               0-26930                                 41-1812153
     (Commission File Number)            (I.R.S. Employer Identification Number)




                        Dayton Hudson Receivables Corporation
                                80 South Eighth Street
                                14th Floor, Suite 1401
                             Minneapolis, Minnesota 55402
                                    (612)370-6530
                 (Address, including Zip Code, and Telephone Number,
           Including Area Code, of Registrant's Principal Executive Office)



                                  Page 1 of 19 Pages
                         The Exhibit Index Appears on Page 3

ITEM 5:  OTHER EVENTS

The Monthly Servicer's Certificates for the Monthly Period ended January 3, 1998 and the Monthly Certificateholders' Statements for the Monthly Period ended January 3, 1998, with respect to the Class A Asset Backed Certificates, 6.10% Series 1995-1, the Class B Asset Backed Certificates, Series 1995-1, the Class A Asset Backed Certificates, 6.25% Series 1997-1 and the Class B Asset Backed Certificates, Series 1997-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on January 21, 1998, and the Monthly Certificateholders' Statements were then distributed to Certificateholders on January 26, 1998.

The above described Monthly Servicer's Certificates are filed as Exhibits 20.1 and 20.3 to this Report. The above described Monthly Certificateholders' Statements are filed as Exhibits 20.2 and 20.4 to this Report.


                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 2, 1998

                                   DAYTON HUDSON RECEIVABLES CORPORATION


                                   By:       /s/ Stephen C. Kowalke
                                             -----------------------------
                                   Name:     Stephen C. Kowalke
                                   Title:    Vice President and Treasurer

                                    EXHIBIT INDEX



                                                              SEQUENTIALLY
   EXHIBIT NUMBER                      DESCRIPTION            NUMBERED PAGE
   --------------                      -----------            -------------

            20.1           Series 1995-1 Monthly Servicer's           4
                           Certificate for the Monthly Period
                           ended January 3, 1998.

            20.2           Series 1995-1 Monthly                      6
                           Certificateholders' Statement
                           for the Monthly Period ended
                           January 3, 1998.

            20.3           Series 1997-1 Monthly Servicer's           12
                           Certificate for the Monthly Period
                           ended January 3, 1998.

            20.4           Series 1997-1 Monthly                      14
                           Certificateholders' Statement
                           for the Monthly Period ended
                           January 3, 1998.